                           ATHEY PRODUCTS CORPORATION
                             1839 SOUTH MAIN STREET
                     WAKE FOREST, NORTH CAROLINA 27587-9289
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 1997
     The 1997 Annual Meeting of the Shareholders of Athey Products Corporation ("Athey" or the "Company"), a Delaware corporation, will be held at the executive offices of the Company on Thursday, May 15, 1997 at 11:00 A.M., for the following purposes:
          1. To elect a board of directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or appointed;
          2. To ratify the appointment of the accounting firm of McGladrey & Pullen, LLP as independent auditors for the Company for the current year;
          3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
     These items are fully discussed in the following pages, which are made part of this notice. Only shareholders of record on the books of the Company at the close of business on April 7, 1997 will be entitled to notice of and to vote at the annual meeting. A list of such shareholders entitled to vote will be available at the Company's office at 1839 South Main Street, Wake Forest, North Carolina 27587-9289, at the time and place of the meeting, and during the ten days prior to the Annual Meeting.
     Shareholders are requested to complete, date, sign and return the enclosed proxy card as promptly as possible. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.
     If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy issued in your name.
     Whether or not you expect to attend, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
                                                By Order of the Board of
                                                Directors
                                                FRANZ M. AHTING
                                                SECRETARY
Wake Forest, North Carolina
April 18, 1997

                           ATHEY PRODUCTS CORPORATION
                             1839 SOUTH MAIN STREET
                     WAKE FOREST, NORTH CAROLINA 27587-9289
                                 APRIL 18, 1997
                                PROXY STATEMENT
                     SOLICITATION AND REVOCATION OF PROXIES
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Athey Products Corporation ("Athey" or the "Company") for use at the 1997 Annual Meeting of the Shareholders of the Company to be held May 15, 1997, at 11:00 A.M., Eastern Time, at the Company's offices located at 1839 South Main Street, Wake Forest, North Carolina, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The shares represented by the accompanying Proxy will be voted if the Proxy is properly signed and received by the Company prior to the time of the meeting. Where a choice is specified on any Proxy as to the vote on any matter to come before the meeting, the Proxy will be voted in accordance with such specification. If no specification is made, the Proxy will be voted for the nominees for director named herein and for all other proposals. Any stockholder giving the accompanying Proxy has the right to revoke it by notifying Franz M. Ahting, the Secretary of the Company, in writing at any time prior to the voting of the Proxy. A Proxy is revoked if the person giving the Proxy attends the meeting and elects to vote in person.

The cost of preparing, assembling and mailing this Proxy Statement and form of Proxy, and the costs of soliciting proxies relating to the meeting, will be borne by the Company. It is contemplated that the original solicitation of proxies by mail will be supplemented by telephone, telegraph, and personal solicitation by officers, directors and other regular employees of the Company, and no additional compensation will be paid to such individuals. The Company will also request brokers and other nominees or fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by them. These materials are first being mailed to shareholders on or about April 18, 1997.
                             ELECTION OF DIRECTORS
The By-Laws of the Company provide for a board of six directors. Directors will be elected at the meeting to serve until the next Annual Meeting of Shareholders or until their successors are elected and shall have qualified. The affirmative vote of a plurality of the votes cast is required to elect directors. Abstentions and broker non-votes will not be counted in determining the number of shares voted for any nominee for director. The proxies returned to the Board of Directors pursuant to this solicitation will be voted by the persons named therein for the election of the following persons as directors. The Board of Directors is not aware of any other person intending to propose nominees for director. Should any nominee be unable to accept the office of director (which is not presently anticipated), it is intended that the persons named in the proxy will vote for election of such other persons as they shall determine.

     The following table sets forth (i) the name, principal occupation, age, length of service and ownership of Common Shares (as defined below) of the Company (by number of shares and as a percentage of the total outstanding) of each nominee for director (each of whom is currently serving as a director) and
(ii) the Company's current executive officers and directors as a group.

                                                                                          COMMON SHARES
                                                                                           BENEFICIALLY
                                                                            DIRECTOR       OWNED AS OF         PERCENT
                NAME AND PRINCIPAL OCCUPATION (1)                    AGE     SINCE      APRIL 7, 1997 (2)      OF CLASS
John F. McCullough (3)............................................   71       1975            1,597,726          41.98%
  President of
  Orton/McCullough Crane Company, Inc.
  Oak Brook, Illinois
Martin W. McCullough..............................................   39       1985               12,632           0.33%
  Vice President & General Manager
  Orton/McCullough Crane Company, Inc.
  Huntington, Indiana
Richard A. Rosenthal..............................................   64       1977                5,691           0.15%
  Retired Director of Athletics
  University of Notre Dame
  South Bend, Indiana
Henry W. Gron, Jr.................................................   43       1992                  315           0.01%
  Senior Manager, International Tax
  Motorola, Inc.
  Schaumburg, Illinois
James H. Stumpo...................................................   58       1995                2,000           0.05%
  President and Chief Executive Officer
  of the Company
Franz M. Ahting...................................................   49      1995                 2,000           0.05%
  Vice President Finance
  Chief Financial Officer
  Treasurer and Secretary
  of the Company
Executive officers and directors as a group
  (6 persons).....................................................                            1,620,364          42.58%

(1) Each nominee's principal occupation and employment for the last five years has been as listed above, except for Mr. James H. Stumpo and Mr. Franz M. Ahting. From May, 1987 to May, 1992, Mr. Stumpo served as Chief Financial Officer for Koehring Cranes & Excavators, Waverly, Iowa, a division of Terex Corporation. From May, 1992 to May 1995 he was Vice President Finance with Benton Harbor Engineering, Benton Harbor, Michigan. In May 1995 Mr. Stumpo was elected President and Chief Executive Officer and Director of the Company. From 1988 to 1990, Mr. Ahting served as Assistant Treasurer for Carolina Steel Corporation, Greensboro, North Carolina. From 1991 until joining Athey as Controller in November, 1993, he practiced public accounting in Greensboro, North Carolina. In May, 1994, Mr. Ahting became Treasurer and Assistant Secretary of the Company. In May, 1995 Mr. Ahting was elected Vice President Finance, Chief Financial Officer and Director of the Company. In May 1996, Mr. Ahting was elected Corporate Secretary of the Company. Mr. Richard A. Rosenthal is a director of the following companies:
    Advanced Drainage Systems, Inc., Columbus, Ohio; Beck Corporation, Elkhart, Indiana; CID Equity Partners, Indianapolis, Indiana; LaCrosse Footwear, Inc., LaCrosse, Wisconsin; RFE Investment Partners, New Canaan, Connecticut; St. Joseph Capital Corporation, Mishawaka, Indiana; and Zimmer Paper Products, Indianapolis, Indiana.
                                       2

(2) Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(3) Common Shares shown as owned by Mr. John F. McCullough are owned of record by Orton/McCullough Crane Company, Inc., of which Mr. John F. McCullough is an officer and principal shareholder (see "Voting Securities and Principal Shareholders" below). Mr. McCullough disclaims beneficial ownership of such shares.
     John F. McCullough is the father of Martin W. McCullough and father-in-law of Henry W. Gron, Jr.
     The term of office for all such directors elected would be until their successors are elected and qualified, scheduled for the next annual meeting in May, 1998.
     The Board of Directors of the Company has an audit committee consisting of Messrs. John F. McCullough, Martin W. McCullough, Henry W. Gron, Jr. and Richard
A. Rosenthal. The audit committee, which held one meeting in 1996, recommends the appointment of the Company's independent auditors, determines the scope of the annual audit to be made, reviews the conclusions of such auditors and reports the findings and recommendations thereof to the Board of Directors. There are no nominating or compensation committees. The total number of meetings of the Board of Directors during 1996 was four. During 1996, each director attended all of the meetings of the Board and committees thereof.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.
                            RATIFICATION OF AUDITORS
     The Board of Directors has appointed McGladrey & Pullen, LLP, independent certified public accountants, to audit the books and accounts of the Company for the fiscal year ended December 31, 1996. A representative of McGladrey & Pullen, LLP will be present at the meeting. He will have the opportunity to make a statement, if he so desires, and will respond to questions which are raised orally at the meeting or which are submitted in writing to Franz M. Ahting, Secretary, before the meeting. If the shareholders do not ratify the appointment of McGladrey & Pullen, LLP the selection of other independent certified public accountants will be considered by the Board of Directors.
     During the fiscal year ended December 31, 1996, the only services rendered by McGladey & Pullen, LLP were auditing services, consisting of the annual audit, reviews of the annual report on Form 10-K and the annual report to shareholders, annual audit of the Company's defined benefit pension plans, consulting on quarterly filings and other matters, and review of federal and state income tax returns.
     The affirmative vote of a majority of the shares voting at the meeting at which a quorum is present is required to ratify the appointment of auditors. Abstentions and broker non-votes will not be counted in determining the number of shares voted for the proposal to appoint McGladrey & Pullen, LLP or for any other proposal.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP.
                                       3

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS
     The Board of Directors has fixed the close of business on April 7, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting, and only holders of record of the common stock of the Company, par value $2.00 per share (the "Common Shares") at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof. At the close of business on April 7, 1997, the record date, there were outstanding 3,805,608 Common Shares.
     Each Common Share is entitled to one vote on all matters. A majority of the outstanding shares of the Company, represented in person or by proxy, shall constitute a quorum at the meeting.
     The following table sets forth information as of April 7, 1997 regarding each person who was known by the Company to own beneficially more than 5% of the outstanding Common Shares of the Company:

                                                                               AMOUNT
                                                                                 AND
                                                                              NATURE OF
                                                                              BENEFICIAL
                                                                              OWNERSHIP
                                                                              OF COMMON
                            NAME AND ADDRESS OF                                SHARES       PERCENT
                             BENEFICIAL OWNER                                    (3)        OF CLASS
Orton/McCullough Crane Company, Inc. (1)...................................   1,597,726       41.98%
  1244 East Market Street
  Huntington, Indiana 46750
David L. Babson & Company, Inc.............................................     432,110       11.35%
  One Memorial Drive
  Cambridge, Massachusetts 02142-1300
Isometrics, Inc. (2).......................................................     204,472        5.37%
  1266 North Scales Street
  Post Office Box 660
  Reidsville, North Carolina 27320

(1) Mr. John F. McCullough, an officer and principal shareholder of Orton/McCullough Crane Company, Inc., may be deemed to share beneficial ownership of the shares shown as beneficially owned by Orton/McCullough Crane Company, Inc., Mr. McCullough disclaims beneficial ownership of such shares.
(2) Mr. Dennis M. Bracy, the president, director and majority shareholder, with approximately 98% of the outstanding common shares of Isometrics, Inc., may be deemed to share beneficial ownership of the shares shown as beneficially owned by Isometrics, Inc.
(3) Shares shown as owned by Orton/McCullough Crane Company, Inc., David L. Babson & Company, Inc. and Isometrics, Inc. are as reported on the latest
    Schedule 13D or 13G filings by such entities, respectively.
     This is the only class of outstanding voting securities of the Company. Also, as of April 7, 1997, all executive officers and directors of the Company owned of record and beneficially, 1,620,364 Common Shares, or approximately 42.58% of the outstanding Common Shares, including the shares of Orton/McCullough Crane Company, Inc. shown above.
     It is the understanding of management that all officers and directors intend to vote for the election of the directors nominated and for all proposals.
     Management of the Company has the understanding that none of its officers, directors and persons holding more than 10% of the Company's common stock has failed to file required reports of their ownership of the Company's common stock and any changes in that ownership with the U.S. Securities and Exchange Commission. In making this statement, the Company has relied on the written representations of its officers, directors and holders of more than 10% of its common stock and copies of the reports that they have filed with the Commission.
                                       4

                        REMUNERATION AND RELATED MATTERS
SUMMARY COMPENSATION TABLE
     The following table sets forth the aggregate compensation paid by the Company for services rendered in all capacities to the Company during the Company's last three fiscal years to all those individuals serving the Company as CEO during 1996. No other executive officer of the Company was paid compensation for 1996 in excess of $100,000.

                                          ANNUAL COMPENSATION          OTHER ANNUAL
            NAME AND                            SALARY      BONUS      COMPENSATION
       PRINCIPAL POSITIONS           YEAR         $           $             $
James H. Stumpo                      1996       100,000       --             38,101(1)
  President, CEO and Director        1995        65,257       --             11,740(1)
                                     1994         --          --                 --

(1) Mr. James H. Stumpo received $38,101 and $11,740 representing relocation expenses in 1996 and 1995, respectively.
COMPENSATION REPORT
     The Company's executive officer compensation program as in effect for 1996 consisted solely of base salary established on the basis of non-quantitative factors such as positions of responsibility and authority, years of service and annual performance evaluations. Executive officers (including the Chief Executive Officer) were also eligible in 1996 to participate in various Company benefit plans, which are intended to provide a safety net of coverage against various events, such as death, disability and retirement. Executive officer compensation in 1996 was not tied to the Company's performance.
     In 1996, Mr. Stumpo received $100,000 in base salary and in 1995, he received $65,257 in base salary for that portion of the year in which he served as an executive officer of the Company.
     The Board's compensation program objectives are designed to attract, motivate, reward and retain qualified personnel for positions of substantial responsibility. In keeping with this policy, additional compensation for executive officers and managers is administered through a cash-based incentive bonus plan which is based upon the Company's performance and profitability. No bonuses were paid under the bonus plan for 1996. The Company has no long-term incentive or stock option plans or stock appreciation rights.
BOARD OF DIRECTORS
     John F. McCullough
     Martin W. McCullough
     Richard A. Rosenthal
     Henry W. Gron, Jr.
     James H. Stumpo
     Franz M. Ahting
                                       5

RETIREMENT PLAN
     Officers of the Company are entitled to receive retirement benefits pursuant to a non-contributory, qualified pension plan covering all of the Company's non-production employees. The amount contributed in 1996 with respect to Mr. Stumpo, named above, under this defined benefit plan is not and cannot be readily determined on an individual basis by the regular actuaries of the plan. No contributions were made to the plan in 1996. The plan was terminated effective December 31, 1996. The table below illustrates the estimated annual benefits payable upon retirement with respect to various classifications of gross earnings and years of service upon retirement. The applicable average annual salary is the average annual salary for the consecutive five year period which produces the highest such average.

                                                                     10
                                                                    YEARS       15 OR
                     APPLICABLE AVERAGE                              OF       MORE YEARS
                         ANNUAL SALARY                             SERVICE    OF SERVICE
$ 20,000.....................................................      $ 4,933     $  7,400
$ 40,000.....................................................      $ 9,867     $ 14,800
$ 60,000.....................................................      $14,800     $ 22,200
$100,000.....................................................      $24,667     $ 37,000
$150,000.....................................................      $37,000     $ 55,500

     The credited years of service with respect to the Company's pension plan is one year for Mr. Stumpo because benefit accruals under the plan have ceased. DIRECTOR COMPENSATION
     Directors who are employees of the Company do not receive fees for attendance at director's meetings. Mr. John F. McCullough is paid $100,000 annually for serving as Chairman of the Board of Directors. Directors who are not employees of the Company are paid $18,000 a year for serving as directors. No other remuneration was paid as directors fees. No directors were paid additional compensation for committee participation or special assignments. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of directors or shareholders.
                                       6

COMMON STOCK PERFORMANCE
     The Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performance of a broad equity market index and either a peer company, or, if a peer company is not available, a published industry or line-of-business index. The Company's stock is traded on the NASDAQ National Market System and one appropriate comparison is with the NASDAQ Total Return Index for U.S. companies. Additionally, the Company's performance may be compared to the NASDAQ Trucking and Transportation Stock Index (specifically SIC Code 3711).
               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(1)

                   (Plot points are listed below for graph)

                                                 1991        1992      1993       1994      1995      1996
NASDAQ Total Return Index                        $100        $116      $134       $131      $185      $227
NASDAQ Trucking and Transportation Stock Index   $100        $122      $149       $135      $157      $173
Athey Products Corporation                       $100        $137      $139       $144      $ 96      $ 91



     (1) Assumes that the value of the investment in the Common Shares of Athey Products Corporation, the NASDAQ Total Return Index for U.S. companies and the NASDAQ Trucking and Transportation Stock Index, was $100 on December 31, 1991 and that all dividends were reinvested.
                                       7

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION
     The Board of Directors as a whole (with the exception of the Chief Executive Officer) establishes the compensation of the CEO and reviews and approves compensation for all other officers based on the recommendation of the CEO.
     No director or nominee for director is a controlling person of the Company, except for Mr. John F. McCullough, a director of the Company and a principal shareholder of Orton/McCullough Crane Company, Inc., which owned 1,597,726 shares of common stock, or 41.98%, as of April 7, 1997.
                                 ANNUAL REPORT
     The Company's Annual Report to Shareholders for the year ended December 31, 1996, including financial statements, accompanies this Proxy Statement. However, no action is proposed to be taken at the meeting with respect to the Annual Report, and it is not to be considered as constituting any part of the proxy soliciting material.
                             SHAREHOLDER PROPOSALS
     In order for shareholder proposals intended to be presented at the Company's May, 1998 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement and form of proxy for such meeting, they must be received by the Company at its office at 1839 South Main Street, Wake Forest, North Carolina 27587-9289 by December 19, 1997. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. It is suggested the proposal be submitted by certified mail -- return receipt requested.
                                 OTHER MATTERS
     Management knows of no other business likely to be brought before the meeting. If, however, other matters do come before the meeting, the persons named in the form of proxy or their substitutes will vote said proxy according to their best judgment.
     A copy of the Company's 1996 Form 10-K Report required to be filed with Securities and Exchange Commission will be mailed to shareholders without charge upon written request to: Franz M. Ahting, Secretary, Athey Products Corporation, 1839 South Main Street, Wake Forest, North Carolina 27587-9289. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on April 7, 1997.
                                            By Order of the Board of Directors
                                                   FRANZ M. AHTING
                                                   SECRETARY
Wake Forest, North Carolina
April 18, 1997
                                       8

************************************APPENDIX**********************************


PROXY/VOTING
INSTRUCTION CARD           ATHEY PRODUCTS CORPORATION
                             1839 SOUTH MAIN STREET
                     WAKE FOREST, NORTH CAROLINA 27587-9289

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints John F. McCullough and Martin W. McCullough as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Athey Products Corporation held of record by the Undersigned on April 7, 1997 at the annual meeting of shareholders to be held on May 15, 1997 or at any adjournment thereof. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2 AS INDICATED ON THE REVERSE SIDE HEREOF.

Election of Directors:

    Nominees: Franz M. Ahting, Henry W. Gron, Jr., John F. McCullough, Martin W. McCullough, Richard A. Rosenthal, James H. Stumpo

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

                               (See reverse side)

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposal 1 and 2. The Board of Directors recommends a vote FOR the election of Directors listed and FOR Proposal 2.

    1. Election of Directors

[ ]  FOR                                               [ ]  WITHHELD
FOR, except vote withheld from the following
nominee(s)

    2. Proposal to approve the appointment of McGladrey & Pullen, LLP as the independent public accountants of the corporation.

       [ ]  FOR                 [ ]  AGAINST                 [ ]  ABSTAIN

    3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                                Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing
                                                                                as attorney, executor, administrator,
                                                                                trustee or guardian, please give full title
                                                                                as such.

                                                                                SIGNATURE(S)                        DATE